Exhibit 99.33
                                -------------
                Computational Materials and/or ABS Term Sheets



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POOL SUMMARY DATA                                    Aggregate ARM
-----------------
Agency Conforming           % of pool                               85.15%
Non Conforming              % of pool                               14.85%
Prefunding (if any)         % of pool                                0.00%
No of Loans                                                          2,300
Average Loan Size                                                 $217,424
WAC                                                                  6.98%
WA LTV                                                              83.70%
% First Lien                                                       100.00%
% Owner Occ                                                         97.63%
% Purchase                                                          30.41%
% Cash out                                                          67.82%
% Full Doc                                                          74.85%
% Reduced/Limited Doc                                                0.00%
% Stated Income                                                     25.15%
WA FICO                                                                600
FICO Range                                           482 to 764
Floating Rate Mortgages     % of pool                              100.00%
Fixed Rate                  % of pool                                0.00%
LTVs > 80%                                                          54.39%
LTV s> 90%                                                          26.53%
IO Mortgages                % of pool                               39.44%
LOAN SIZE
---------
Loans < 100k                % of pool                                2.75%
Loans < 75k                 % of pool                                0.00%
Loans > 350k                % of pool                               17.54%
Loans > 500k                % of pool                                2.91%
Loans > 750k                % of pool                                0.00%
DTI

GEOGRAPHIC
----------
California                                                          33.74%
North California                                                     8.32%
South California                                                    25.42%
New York                                                             1.59%
Illinois                                                             4.26%
Virginia                                                             4.03%
New Jersey                                                           1.07%
Florida                                                             13.28%
Nevada                                                               4.26%
Maryland
Georgia                                                              1.64%
Single Prop                                                         72.60%
PUD                                                                 17.62%
2-4 Family                                                           3.96%

FICO
----
Unknown                                                              0.00%
Fico < 600                                                          45.14%
Fico < 575                                                          22.42%
Fico < 550                                                          10.91%
Below 525                                                            3.77%
526 to 550                                                           7.02%
551 to 575                                                          12.08%
576 to 600                                                          22.54%
601 to 625                                                          30.38%
626 to 650                                                          17.71%
651 to 675                                                           3.14%
676 to 700                                                           1.77%
Above 700                                                            1.27%

Insurance                   any MI. plse provide summary

DELINQUENCIES
-------------
30-59 day past

Excess spread